Exhibit 99.1

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2021
(With Independent Auditor’s Report Thereon)

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT

To the Stockholders
    of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc.

Opinion

We have audited the combined financial statements of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc., which comprise the combined balance sheet as of December 31, 2021, and the related combined statements of income, changes in stockholders’ equity, and cash flows for the year then ended, and the related notes to the combined financial statements.

In our opinion, the accompanying combined financial statements present fairly, in all material respects, the financial position of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc. as of December 31, 2021, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Financial Statements section of our report. We are required to be independent of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc. and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Combined Financial Statements

Management is responsible for the preparation and fair presentation of the combined financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the combined financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc.’s ability to continue as a going concern for one year after the date that the combined financial statements are issued.

Auditor’s Responsibilities for the Audit of the Combined Financial Statements

Our objectives are to obtain reasonable assurance about whether the combined financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statements.

In performing audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the combined financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc.’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Doeren Mayhew

Houston, Texas
October 26, 2022

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED BALANCE SHEET
DECEMBER 31, 2021

Assets

Current assets:
Cash	$9,177,522
Accounts receivable, net	4,278,795
Inventory	589,072
Prepaid expenses and other assets	210,158
Advances to stockholders and related parties (Note 5)	6,146,044

Total current assets	20,401,591

Property and equipment, net (Note 3)	10,815,195

Total assets	$31,216,786

Liabilities and Stockholders’ Equity

Liabilities:
Current liabilities:
Accounts payable	$2,859,569
Accrued liabilities	618,790
Notes payable (Note 4)	4,388,137
Advances from stockholders and related parties (Note 5)	2,693,985

Total current liabilities	10,560,481

Stockholders’ equity
Common stock, $1 par value, 150,000 shares authorized;
2,000 shares issued and outstanding	2,000
Additional paid-in capital	50,287
Retained earnings	20,604,018

Total stockholders’ equity	20,656,305

Total liabilities and stockholders’ equity	$31,216,786

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF INCOME
YEAR ENDED DECEMBER 21, 2021

Revenues	$49,598,962

Cost of goods sold	37,609,224

Gross profit	11,989,738

Selling, general and administrative expenses	7,326,968

Income from operations	4,662,770

Other income (expense):
Other income	284,174
Gain on sale of property and equipment	200,919
Interest expense	(315,943)

Total other income (expense)	169,150

Net income	$4,831,920

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
YEAR ENDED DECEMBER 21, 2021

		Additional
	Common	Paid-in	Retained
	stock	Capital	Earnings	Total

Balance - December 31, 2020, unaudited	$2,000	$50,287	$17,615,057	$17,667,344

Prior year adjustments (Note 2)	—	—	(1,842,959)	(1,842,959)

Balance - December 31, 2020, restated	2,000	50,287	15,772,098	15,824,385

Net income	—	—	4,831,920	4,831,920

Balance - December 31, 2021	$2,000	$50,287	$20,604,018	$20,656,305

See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

COMBINED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 21, 2021

Cash flows from operating activities:
Net income	$4,831,920
Adjustment to reconcile net income to cash provided by
operating activities:
Depreciation	3,610,184
Bad debt expense	280,071
Gain on sale of property and equipment	(200,919)
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable - trade	(846,763)
Inventory	(294,300)
Prepaid expenses and other assets	15,909
Increase (decrease) in:
Accounts payable	(2,049,848)
Accrued liabilities	158,551

Net cash provided by operating activities	5,504,805

Cash flows from investing activities:
Purchases of property and equipment	(173,813)
Proceeds from sale of property and equipment	497,943

Net cash provided by investing activities	324,130

Cash flows from financing activities:
Net advances to stockholders and related parties	(1,137,608)
Payments on notes payable	(2,646,270)

Net cash used in financing activities	(3,783,878)

Net increase in cash	2,045,057

Cash - January 1, 2021	7,132,465

Cash - December 31, 2021	$9,177,522
See accompanying notes to combined financial statements.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

Note 1    -    Organization and Nature of Operations

Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc. (collectively, the Company) were incorporated under the laws of the state of Texas on December 17, 1990 and January 15, 1981, respectively. Firebird Bulk Carriers, Inc. is a full-service trucking company, specializing in hauling crude, chemicals, and other hazardous cargo. Phoenix Oil recycles and repurposes off-spec fuels, lubricants, crude oil and other oil products. The Company primarily operates in the states of Arkansas, Louisiana, New Mexico, Oklahoma, and Texas.

Note 2    -    Summary of Significant Accounting Policies

Principles of Combination

The accompanying combined financial statements include the accounts of Firebird Bulk Carriers, Inc. and Phoenix Oil, Inc., both of which are under common control and ownership. All significant intercompany accounts and transactions have been eliminated.

Basis of Accounting

The combined financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (GAAP).

Cash

The Company places its cash with high credit quality financial institutions. All bank deposit accounts are guaranteed by the Federal Deposit Insurance Corporation (FDIC) up to $250,000. As of December 31, 2021, the Company had cash balances in excess of the FDIC insured limits of $8,969,096.
Accounts Receivable

The Company extends credit based on established terms and limits and generally does not require collateral. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio resulting from the inability of customers to make required payments for products or services. In establishing the required allowance, management considers historical losses adjusted for current market conditions and the Company’s customers’ financial condition, any receivables in dispute, the current receivables aging and the current payment patterns. As of December 31, 2021, the Company did not have a balance in allowance for doubtful accounts. During

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

the year ended December 31, 2021, the Company recorded bad debt expense of $280,071.

Accounts receivable for the year ended December 31, 2021 were as follows:

	Ending	Beginning

Accounts receivable	$4,278,795	$3,712,103

Inventory

Inventory consists of petroleum-based products held for sale to customers and supplies and are valued at lower of cost or net realizable value. Cost is determined using the first-in, first-out (“FIFO”) method. Lower of cost or net realizable inventory adjustments are recorded to expense in the period in which they are determined. As of December 31, 2021, the inventory balance of $589,072 is classified as finished goods.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the estimated useful life of the asset. Any gain or loss on the retirement of assets is recognized in the combined statement of income. Maintenance and repairs are charged to expense as incurred. Expenditures that increase the value or productive capacity or assets are capitalized.

Revenue Recognition

The Company recognizes revenue in a manner that depicts the transfer of promised goods and services to customers in an amount that reflects the consideration to which it expects to be entitled to for providing those goods and services. For each arrangement with a customer, the Company identifies the contract, the associated performance obligations within the contract, determines the transaction prices of that contract, allocates the transaction price to each performance obligation and recognizes revenue as each performance obligation is satisfied. The satisfaction of performance obligations in a contract is based upon when the customer obtains control over the asset. Depending on the nature of the performance obligation, control transfers either at a particular point in time or over time.     For transportation and sale of petroleum products, the Company is recognizing revenue at a point in time when the goods are shipped or made available at the customer’s chosen destination.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

The following table set forth the Company’s revenues by major source for the year ended December 31, 2021:

Transportation and logistics services	$23,682,558
Petroleum products	25,916,404

Total	$49,598,962

Shipping and handling costs are accounted for as activities to fulfill the promise to transfer the goods and therefore, are not considered a separate performance obligation. Shipping and handling costs are accounted for as fulfillment costs and are included in cost of sales in the statements of operations. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore, are excluded from revenues in the statements of operations.

The Company’s contracts with customers do not have significant financing components, as payment is received at or shortly after the point of sale, which is typically 15 to 30 days, as dictated in the contract. Costs incurred to obtain a contract with a customer, if any, are expensed as incurred when the amortization period is less than one year.

Advertising

Advertising costs are charged to expense when incurred and were $199,017 for the year ended December 31, 2021.

Income Taxes

Firebird Bulk Carriers Inc. and Phoenix Oil Inc. have elected to operate as S Corporations. Accordingly, earnings and losses are included in the personal income tax return of the stockholders and taxed on personal tax rates. Therefore, no provision or liability for federal income taxes has been included in the combined financial statements.

The Company accounts for the effect of any uncertain tax positions based on a "more likely than not" threshold to the recognition of the tax positions being sustained based on the technical merits of the position under scrutiny by the applicable taxing authority. If a tax position or positions are deemed to result in uncertainties of those positions, the unrecognized tax benefit is estimated based on a "cumulative probability assessment" that aggregates the estimated tax liability for all uncertain tax positions. Interest and penalties assessed, if any, are accrued as income tax expense. The Company has identified its tax

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

status as a corporation electing to be taxed as a pass-through entity as a tax position; however, the Company has determined that such tax position does not result in an uncertainty requiring recognition. The Company’s income tax filings are subject to audit by various taxing authorities. Management believes that the Company is no longer subject to income tax examinations for the years prior to 2018.

Use of Estimates

The preparation of combined financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Prior Year Adjustments

As of December 31, 2020, the Company’s property and equipment was overstated by $1,691,997, receivables, revenues were understated by $277,491, and accrued liabilities were understated by $428,453 due to errors. As a result of these errors, the Company’s retained earnings were overstated by $1,842,959 as of December 31, 2020.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), to increase the transparency and comparability of lease recognition and disclosure. ASU 2016-02 requires the recognition of lease assets and lease liabilities on the Combined Balance Sheet for those leases with a term greater than one year, while recognizing lease expenses on the Statement of Operations in a manner similar to current guidance. ASU 2016-02 becomes effective for the Company on January 1, 2022 and will have a material impact on the Company’s financial position by increasing assets and liabilities by approximately $2 million through the recognition of right-of-use assets and corresponding lease liabilities.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

Note 3    -    Property and Equipment

Property and equipment as of December 31, 2021 consisted of the following:

Land	$102,230
Machinery and equipment	3,553,256
Furniture and fixtures	9,059
Automobiles and trucks	27,270,923
Computers and software	73,994
Total property and equipment	31,009,462
Less: accumulated depreciation	(20,194,267)
Total property and equipment, net	$10,815,195

Depreciation expense was $3,610,184 for the year ended December 31, 2021, of which $3,410,893 was included in costs of goods sold and $199,291 was included in selling, general, and administrative expenses on the combined statement of income.

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

Note 4    -    Notes Payable

Amount
Installment notes payable with Paccar Financial, bearing interest ranging from 4.92% to 7.15%, monthly payments ranging from $2,291 to $5,815, principal and interest, through April 2026, secured by various automobiles and trucks with a total net book value of $1,733,405.	$1,778,922

Installment notes payable with Prosperity Bank, bearing interest ranging from 4.00% to 5.91%, monthly payments ranging from $2,176 to $5,158, principal and interest, through March 2026, secured by various automobiles and trucks with a total net book value of $1,265,821.	1,041,834

Installment notes payable with Independent Financial, bearing interest ranging from 4.06% to 5.75%, monthly payments ranging from $1,005 to $5,990, principal and interest, through June 2025, secured by various automobiles and trucks with a total net book value of $1,040,712.	663,962

Installment notes payable with BMO Harris Bank, bearing interest ranging from 5.45% to 7.67%, monthly payments ranging from $1,937 to $5,337, principal and interest, through November 2025, secured by various automobiles and trucks with a total net book value of $536,522.	491,085

Installment notes payable with Mack Financial Services, bearing interest ranging from 4.99% to 7.01%, monthly payments ranging from $1,204 to $4,881, principal and interest, through December 2025, secured by various automobiles and trucks with a total net book value of $343,649.	330,340

Installment notes payable with U.S SBA, bearing interest of 6.61%, monthly payments of $2,278, principal and interest, maturing October 2024, secured by assets of Phoenix RES LLC and personal guarantees of the stockholders.	64,675

Installment notes payable with Mac Haik Ford Ltd., monthly principal payments of $787, maturing November 2023, secured by a truck with a net book value of $22,050.	17,319

Total notes payable	$4,388,137

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

In conjunction with the sale of the Company, see note 9, all notes were repaid subsequent to year end. As a result, the total balance of notes payable is presented as current in the combined balance sheet as of December 31, 2021.

Note 5    -    Related Party Transactions

The Company has advanced funds to the stockholders and related parties totaling $6,146,044 as of December 31, 2021. The Company has been advanced funds from the stockholders and related parties totaling $2,693,985 as of December 31, 2021. The advances consist of non-interest-bearing loans and transactions with no repayment terms. The related party entities are under common control and ownership.

The Company had total sales of $58,376 and receivables of $52,716 with a related party as of December 31, 2021. The Company had payables due to related parties in the amount of $241,285 as of December 31, 2021. These receivables and payables are included in accounts receivable and accounts payable, respectively, on the combined balance sheet.

In conjunction with the sale of the Company, see note 9, all related party balances noted above have been collected and repaid subsequent to year end.

Note 6    -    Operating Leases

The Company leases real estate and equipment with related and third parties under operating lease agreements expiring through 2023. Future minimum lease payments under non-cancelable operating leases are as follows:

Years Ending	Amount
December 31,
2022	$276,000
2023	544,000
2024	399,000
2025	276,000
2026	282,000
Thereafter	190,000
Total	$1,967,000

FIREBIRD BULK CARRIERS, INC.
AND PHOENIX OIL, INC.

NOTES TO COMBINED FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 21, 2021

For the year ended December 31, 2021, total rental expense was approximately $466,000. Rent expense paid to related parties for the year ended December 31, 2021 totaled $252,000.

Note 7    -    Concentrations

The Company had sales from two major customers during the year ended December 31, 2021 which accounted for approximately 31% of total sales. Accounts receivable due from these customers totaled $711,151 as of December 31, 2021.

Note 8    -    Statement of Cash Flows

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for interest	$315,943

Property and equipment financed through notes payable	$559,377

Note 9    -    Subsequent Events

In August 2022, the Company sold and assigned all its authorized, issued and outstanding capital stock to GulfMark Asset Holdings, LLC for a purchase price of approximately $33 million.

The Company has evaluated subsequent events through October 26, 2022, which is the date these combined financial statements were available for issuance.

* * * End of Notes * * *